UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

(212) 596-3413

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-3537

(202) 331-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1.    Reports to Stockholders.

Annual Report

December 31, 2019

Flat Rock Opportunity Fund

FLAT ROCK
GLOBAL

Where Investors Come First

Table of Contents

Shareholder Letter	1
Portfolio Update	3
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Trustees & Officers	27

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.flatrockglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Notwithstanding the availability of shareholder reports online, you may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (212) 596-3413 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (212) 596-3413.

Flat Rock Opportunity Fund	Shareholder Letter

December 31, 2019 (Unaudited)

Dear Fellow Shareholders:

We just finished another record year for the S&P 500 Index. Are equity markets now too expensive or will this run continue? Where can you find yield in today’s market? How should I position a portfolio this late in the economic cycle? We look forward to continuing to be part of the solution to some of these questions. We are fans of portfolio diversification and the value of remaining fully invested. We also see better opportunities in capacity constrained strategies where smart investors can be more selective.

The chart below outlines the performance of the Flat Rock Opportunity Fund (“the Fund”). For the year ended 2019, the Fund returned 13.24%.

FUND PERFORMANCE (NET)

Fund Performance (Net)	January 2020	2019 Full Year	Average Annualized Return From Inception on 7/2/2018 to 1/31/2020	Standard Deviation	Sharpe Ratio
Flat Rock Opportunity Fund	1.74%	13.24%	8.35%	4.67%	1.34
S&P 500 Index	-0.04%	31.48%	13.40%	14.33%	0.79
S&P BDC Total Return Index	0.78%	28.16%	10.17%	10.45%	0.77
S&P / LSTA Leveraged Loan Index	0.56%	8.64%	4.61%	1.24%	2.04

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Our investments in the Fund are predominantly diversified pools of senior secured debt called CLO equity. While CLO equity is not immune from volatility, it’s interesting to note that the IRRs for 2007 vintage CLOs (investments made just before the great recession) averaged 18.4%.1 Historically, the key to achieving these returns was to be patient through the downturn and not be a forced seller when the market is down.

During 4Q19, we made new CLO investments in Churchill Middle Market CLO IV Equity and Class E-2 Notes.

We manage the Fund opportunistically. By investing millions not billions, we believe we can be more nimble than other investors as we seek unique value in the market. When we launched the Fund, we believed the best opportunities were in the CLO primary or new issue market. During 2019 we saw better value in the secondary CLO market. Recently issued CLOs generally have higher debt costs than CLOs issued in 2018, driving down potential returns. Additionally, our secondary CLO purchases are closer to exiting the non-call periods on the CLOs’ liabilities. Market conditions permitting, the CLOs could be refinanced or extended in ways that would be advantageous to the CLOs’ equity investors.

Annual Report | December 31, 2019	1

Flat Rock Opportunity Fund	Shareholder Letter

December 31, 2019 (Unaudited)

We believe that a substantial majority of investors in today’s primary CLO market have committed in advance to do multiple deals with the same manager. This reduces their investment universe to a sliver of the overall CLO market and puts them at a disadvantage in comparison to firms like ours that are more selective in approach to the market.

We believe the market conditions for CLO equity investing are favorable. At December 31, 2019, there was a 0.32% default rate on the 976 borrowers in the CLO portfolios owned by the Fund. The overall leveraged loan market default rate as of the same date was 2.0%,2 and we expect the default rate environment to remain benign for the next one to two years.

As always, we welcome your questions and comments.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

(1)	Source: Index, Wells Fargo Securities US CLO Equity Report 11-26-2019

(2)	JP Morgan Default Monitor 1-2-2020

Glossary:

Sharpe Ratio is a measure that indicates the average return minus the risk-free return divided by the standard deviation of return on an investment. Standard Deviation is a measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor's 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The S&P BDC Total Return Index is designed to track leading business development companies that trade on major U.S. exchanges. The S&P LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update

December 31, 2019 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund's ("the Fund") investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE OVERVIEW

For the year ended December 31, 2019, the Fund returned 13.24%. During that same period, the S&P BDC Total Return Index returned 28.16% and the S&P 500 Index returned 31.48%. The Fund's performance benefited from a recovery in the CLO and leveraged loan markets and increased spreads on the underlying CLO loans.

PERFORMANCE as of December 31, 2019

	6 Month	1 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)	3.65%	13.24%	7.61%
S&P BDC Total Return Index(3)	7.31%	28.16%	10.21%
S&P 500 Index(4)	10.92%	31.48%	14.25%

(1)	The Fund commenced operations on July 2, 2018.

(2)	Performance returns are net of management fees and other Fund expenses.

(3)	The S&P BDC Total Return Index is designed to track leading business development companies that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

(4)	The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

Annual Report | December 31, 2019	3

Flat Rock Opportunity Fund	Portfolio Update

December 31, 2019 (Unaudited)

ASSET ALLOCATION as of December 31, 2019^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2019

% of Total Investments**
TCP Whitney CLO, Ltd.	14.91%
Churchill Middle Market CLO IV, Ltd.	9.68%
Dryden 33 Senior Loan Fund	8.04%
ICG US CLO 2019-2, Ltd.	7.18%
Blackrock Elbert CLO V, Warehouse LLC	4.79%
Ares XLIX CLO, Ltd.	4.24%
Churchill Middle Market CLO IV, Ltd., Class E2	4.05%
Eaton Vance CLO 2018-1, Ltd.	3.42%
Voya CLO 2019-1, Ltd.	3.36%
Neuberger Berman CLO XXIII, Ltd.	2.83%
62.50%

*	Holdings are subject to change and exclude cash equivalents.

**	Percentages are based on the fair value of total investments of the Fund.

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 5.21%

Hercules Capital, Inc.	107,435	$1,506,239
TriplePoint Venture Growth BDC Corp.	59,123	840,729

TOTAL COMMON STOCKS
(Cost $2,190,750)		$2,346,968

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS- 5.64%
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)	13.00%(c)	01/23/2032	$2,500,000	$2,538,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $2,375,961)				$2,538,000

COLLATERALIZED LOAN OBLIGATIONS EQUITY(d)- 85.41%
Ares XLIX CLO, Ltd., Subordinated Notes(a)(b)	12.89%(c)	07/22/2030	3,600,000	2,659,720
Blackrock Elbert CLO V, Warehouse LLC(a)(b)(e)	8.56%(c)	08/09/2027	3,000,000	3,000,000
Churchill Middle Market CLO IV, Ltd., Subordinated Notes(a)(b)	14.02%(c)	01/23/2032	7,000,000	6,068,690
Dryden 33 Senior Loan Fund, Subordinated Notes(a)(b)	13.80%(c)	04/15/2029	10,000,000	5,039,310
Eaton Vance CLO 2018-1, Ltd., Subordinated Notes(a)(b)	11.15%(c)	10/15/2030	3,000,000	2,142,495
ICG US CLO 2019-2, Ltd.(a)(b)(e)	14.75%(c)	06/06/2027	4,500,000	4,500,000
Neuberger Berman CLO XXIII, Ltd., Subordinated Notes(a)(b)(f)	12.07%(c)	10/17/2027	2,936,000	1,774,066
Neuberger Berman Loan Advisers CLO 29, Ltd., Income Notes(a)(b)	15.57%(c)	10/19/2031	2,000,000	1,314,888
Neuberger Berman Loan Advisers CLO 29, Ltd., Subordinated Preferred Return Notes(a)(b)	9.37%(c)	10/19/2031	89,130	90,098
TCP Whitney CLO, Ltd., Subordinated Notes(a)(b)	16.86%(c)	08/20/2029	11,500,000	9,345,900

See Notes to Financial Statements.

Annual Report | December 31, 2019	5

Flat Rock Opportunity Fund	Schedule of Investments

December 31, 2019

		Maturity	Principal Amount	Value
THL Credit Wind River 2018-2 CLO, Ltd., Subordinated Notes(a)(b)	12.99%(c)	07/15/2030	$531,000	$397,198
Voya CLO 2019-1, Ltd., Subordinated Notes(a)(b)(f)	14.85%(c)	04/15/2029	2,500,000	2,106,953

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $39,865,427)				$38,439,318

	Rate	Maturity	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS - 43.03%
Money Market Fund - 0.82%
First American Government Obligations Fund	(7 Day Yield 1.51%)		369,730	$369,730

U.S. Treasury Bill - 42.21%
United States Treasury Bill(g)	1.05%	01/07/2020	$19,000,000	$18,996,411

TOTAL SHORT TERM INVESTMENTS
(Cost $19,366,392)				$19,366,141

TOTAL INVESTMENTS - 139.29%
(Cost $63,798,530)				$62,690,427
LIABILITIES IN EXCESS OF OTHER ASSETS - (39.29)%				(17,683,354)
NET ASSETS - 100.00%				$45,007,073

(a)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

(b)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Estimated yield.

See Notes to Financial Statements.

6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments

December 31, 2019

(d)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $38,439,318, which represents 85.41% of net assets as of December 31, 2019.

(e)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $3,881,019, which represents 8.62% of net assets as of December 31, 2019.

(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

Annual Report | December 31, 2019	7

Flat Rock Opportunity Fund	Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments, at fair value (Cost: $63,798,530)	$62,690,427
Due from broker	760,000
Interest receivable	577,571
Receivable for fund shares sold	231,242
Prepaid expenses and other assets	12,519
Total Assets	64,271,759

LIABILITIES:
Payable for fund investment purchased	18,996,662
Payable for incentive fees	92,424
Payable to Adviser	53,734
Payable for fund accounting and administration fees	40,197
Payable for custodian fees	1,994
Payable for audit fees	40,000
Payable to transfer agent	18,708
Payable to trustees and officers	12
Other accrued expenses	20,955
Total Liabilities	19,264,686
Net Assets	$45,007,073

NET ASSETS CONSIST OF:
Paid-in capital	$45,989,279
Total distributable earnings (accumulated deficit)	(982,206)
Net Assets	$45,007,073

PRICING OF SHARES:
Net Assets	$45,007,073
Shares of beneficial interest outstanding
(Unlimited number of shares, at $0.001 par value per share)	2,310,115
Net Asset Value Per Share and Offering Price Per Share	$19.48

See Notes to Financial Statements.

8	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:
Interest income	$4,225,868
Dividend income	310,141
Total Investment Income	4,536,009

EXPENSES:
Management fees	441,512
Incentive fees	543,098
Accounting and administration fees	282,481
Transfer agent fees and expenses	84,035
Legal fees	57,290
Audit fees	45,000
Registration expenses	34,159
Custodian expenses	9,000
Printing expenses	8,951
Insurance expenses	8,559
Excise tax expenses	2,417
Trustee expenses	6
Miscellaneous expenses	6,969
Total fees and expenses before waiver/reimbursement	1,523,477
Less fees and expenses waived/reimbursed by investment adviser:	(390,120)
Net Expenses	1,133,357
Net Investment Income	3,402,652

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized gain on:
Investments	386,685
Net change in unrealized depreciation on:
Investments	(575,882)
Net Realized and Unrealized Loss on Investments	(189,197)
Net Increase in Net Assets Resulting from Operations	$3,213,455

See Notes to Financial Statements.

Annual Report | December 31, 2019	9

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,402,652	$596,338
Net realized gain/(loss)	386,685	(612,899)
Long-term capital gain distributions from other investment companies	–	1,857
Net change in unrealized depreciation	(575,882)	(532,221)
Net increase/(decrease) in net assets resulting from operations	3,213,455	(546,925)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(3,123,915)	(527,183)
Net decrease in net assets from distributions to shareholders	(3,123,915)	(527,183)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	29,179,760	15,255,309
Reinvestment of distributions	988,469	214,200
Cost of shares repurchased	(1,512,468)	(133,629)
Net increase in net assets from capital share transactions	28,655,761	15,335,880

Net Increase in Net Assets	28,745,301	14,261,772

NET ASSETS:
Beginning of period	16,261,772	2,000,000
End of period	$45,007,073	$16,261,772

OTHER INFORMATION:
Share Transactions:
Shares sold	1,483,555	749,391
Shares issued in reinvestment of distributions	50,673	10,766
Shares repurchased	(77,189)	(7,081)
Net increase in shares outstanding	1,457,039	753,076

See Notes to Financial Statements.

10	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Cash Flows

For the Year Ended December 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$3,213,455
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(35,649,670)
Proceeds from sale of investment securities	16,341,649
Purchase of short-term investment securities	(9,367,075)
Amortization of premium and accretion of discount on investments, net	1,524,055
Net realized (gain) on:
Investments	(386,685)
Net change in unrealized depreciation on:
Investments	575,882
(Increase)/Decrease in assets:
Due from Adviser, net	231,604
Interest receivable	(435,808)
Due from broker	(360,000)
Prepaid expenses and other assets	(12,519)
Increase/(Decrease) in liabilities:
Payable for capital contributions	(293,474)
Payable for incentive fee	92,424
Payable to Adviser	53,734
Payable for fund accounting and administration fees	(29,314)
Payable for custodian fees	(789)
Payable for audit fees	5,000
Payable to transfer agent	(20,179)
Payable to trustees and officers	6
Other accrued expenses	(46,338)
Net cash used in operating activities	(24,564,042)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on cash overdraft	(736,562)
Proceeds from shares sold	28,948,518
Cost of shares repurchased	(1,512,468)
Cash distributions paid	(2,135,446)
Net cash provided by financing activities	24,564,042
Net increase in cash	–
Cash, beginning of period	$–
Cash, end of period	$–
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$988,469

See Notes to Financial Statements.

Annual Report | December 31, 2019	11

Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the periods presented

	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Net asset value - beginning of period	$19.06	$20.00
Income/(loss) from investment operations:
Net investment income(a)	2.16	0.99
Net realized and unrealized gain/(loss) on investments(a)	0.26	(1.26)
Total income/(loss) from investment operations	2.42	(0.27)

Less distributions:
From net investment income	(2.00)	(0.67)
Total distributions	(2.00)	(0.67)
Net increase/(decrease) in net asset value	0.42	(0.94)
Net asset value - end of period	$19.48	$19.06

Total Return(b)	13.24%	(1.44	%)(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$45,007	$16,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.93%	7.51	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	3.67%	0.89	%(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	9.76%	3.36	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	11.02%	9.99	%(d)
Portfolio turnover rate	52%	131	%(c)

(a)	Based on average shares outstanding during the period.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund determines the Net Asset Value (“NAV”) of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Collateralized loan obligations (“CLOs”) are generally not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include:

Annual Report | December 31, 2019	13

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

●	the yield of similar CLOs where pricing is available in the market;

●	the riskiness of the underlying pool of loans;

●	structural features of the CLO including weighted average life test, liability pricing, management fees, covenant cushions and net asset value.

The Fund’s Valuation Committee under the guidance of the Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Adviser.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged third-party valuation firms to provide assistance to the Valuation Committee and the Board in valuing certain of the Fund’s investments. The Valuation Committee and the Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the year ended December 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

14	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | December 31, 2019	15

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2019:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,346,968	$–	$–	$2,346,968
Collateralized Loan Obligations	–	–	2,538,000	2,538,000
Collateralized Loan Obligations Equity	–	–	38,439,318	38,439,318
Money Market Fund	369,730	–	–	369,730
U.S. Treasury Bill	–	18,996,411	–	18,996,411
Total	$2,716,698	$18,996,411	$40,977,318	$62,690,427

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2019:

	Collateralized Loan Obligations	Collateralized Loan Obligations Equity	Total
Balance as of December 31, 2018	$–	$14,075,211	$14,075,211
Accrued Discount/(Premium)	960	(1,525,016)	(1,524,056)
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	162,040	(1,179,593)	(1,017,553)
Purchases	2,375,000	39,313,263	41,688,263
Sales Proceeds	–	(12,224,547)	(12,224,547)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of December 31, 2019	$2,538,000	$38,459,318	$40,997,318
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2019	$162,040	$(1,179,593)	$(1,017,553)

16	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2019:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations	$2,538,000	Third-party vendor pricing service	Broker Quotes	N/A
Collateralized Loan Obligations Equity	$30,939,318	Third-party vendor pricing service	Broker Quotes	N/A
	$7,500,000	Recent transaction	Acquisition Cost	N/A

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid quarterly in arrears, calculated based on the average daily value of total assets at the end of the two most recently completed quarters.

Additionally as defined in the Advisory Agreement, the Fund pays the Adviser an incentive fee calculated each quarter as follows: no incentive fee will be payable in any quarter in which the Pre-Incentive Fee Net Investment Income does not exceed a quarterly return of 1.75% per quarter (or an annualized hurdle rate of 7.00%) on Adjusted Capital, 100% of Pre-Incentive Fee Net Investment Income that exceeds the quarterly return or annualized hurdle rate but is less than or equal to 2.0586% of Adjusted Capital in any quarter (also referred to as the “catch-up”) will be payable to the Adviser, and 15% of the Fund’s Pre-Incentive Fee Net Investment Income that exceeds 2.0586% of Adjusted Capital in any quarter. The catch-up feature allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate.

Throughout the period, the Adviser has voluntarily agreed to waive all or a portion of its management fee and incentive fee (and to the extent necessary, bear other expenses of or make payments to the Fund) to limit net expenses throughout the period. During the year ended December 31, 2019, the Adviser waived and/or reimbursed $390,120 to the Fund. The waiver is not contractual and may be terminated at any time. Additionally, the waiver is permanent and cannot be recouped by the Adviser. The voluntary waiver increased Pre-Incentive Fee Net Investment Income, and as such, increased the incentive fee in the Statement of Operations, as well as increased the expenses waived by the Adviser.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Annual Report | December 31, 2019	17

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates of the Fund as defined under the 1940 Act.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the year ended December 31, 2019, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	February 8, 2019	May 17, 2019	August 16, 2019	November 8, 2019
Repurchase Request Deadline	March 15, 2019	June 21, 2019	September 20, 2019	December 10, 2019
Repurchase Pricing Date	March 28, 2019	June 21, 2019	September 20, 2019	December 10, 2019
Amount Repurchased	$196,873	$169,185	$765,229	$381,181
Shares Repurchased	10,191	8,523	38,765	19,710

6.  PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2019, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$44,646,931	$15,624,484

18	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2019, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$3,123,915	$–	$–	$–	$3,123,915

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2018, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$527,183	$–	$–	$–	$527,183

Components of Distributable Earnings on a Tax Basis

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. The amount reclassified did not affect net assets. The reclassification was as follows:

Paid-in Capital	Total Distributable Earnings
$(2,362)	$2,362

At December 31, 2019, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
$388,847	$(105,736)	$(1,265,317)	$–	$(982,206)

Annual Report | December 31, 2019	19

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2019, with differences related to passive foreign investment companies and wash sales, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$260,669	$(1,525,986)	$(1,265,317)	$63,955,744

Post-Enactment Capital Losses

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2019, the following amounts are available as carry forwards to the next tax year:

Non-Expiring Short-Term	Non-Expiring Long-Term
$105,736	$–

Capital losses arising in the post-October period of the current taxable year may be deferred to the next taxable year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next taxable year separate from and in addition to the application of normal capital loss carryovers as described above.

Capital loss carryovers used during the taxable year ended December 31, 2019 were $225,754.

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations.

Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

CLO Risk: In addition to the general risks associated with debt securities and structured products, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

20	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

BDC Risk: A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDC securities that the Fund invests in may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the distribution rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. In addition, by investing in BDCs, the Fund may incur upfront and ongoing fees relating to its purchase of shares of BDCs, and fees payable by such BDCs to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 2.0% of such fund’s total assets; and (ii) an incentive fee in the range of 20% of such BDC’s net investment income, and in most cases in the range of 20% of such BDC’s capital gains. The Fund’s shareholders will indirectly bear a portion of such expenses.

Annual Report | December 31, 2019	21

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

LIBOR Risk: Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate and certain of our existing credit facilities to replace LIBOR with the new standard that is established.

22	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

9.  BENEFICIAL OWNERSHIP

As of December 31, 2019, beneficial owners owning more than 25% of the voting securities for the benefit of their customers are listed below:

Shareholder Name	Percentage Interest
TD Ameritrade	42.59%

10. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated, and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Fund was the removal of the requirement to disclose (a) amount of and reasons for transfers between Level 1 and 2 fair value measurements, (b) the valuation process for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted the changes into the Fund’s financial statements.

Annual Report | December 31, 2019	23

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2019

12.       SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On February 12, 2020, the Fund notified shareholders of its quarterly offer to repurchase up to 5% of its issued and outstanding common shares of beneficial interest at a price equal to the net asset value at the close of regular trading hours on the New York Stock Exchange on March 17, 2020. The repurchase offer will end on March 17, 2020, unless extended.

Subsequent to December 31, 2019, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 13, 2020	January 10, 2020	January 24, 2020	$0.167
February 11, 2020	February 10, 2020	February 24, 2020	$0.167

On February 25, 2020, the Fund’s Board of Trustees approved an Amended and Restated Investment Advisory Agreement which increased the Fund’s annualized hurdle rate from 7% to 8%.

24	www.flatrockglobal.com

Flat Rock Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Flat Rock Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Opportunity Fund (the “Fund”) as of December 31, 2019, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and investment managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2020

Annual Report | December 31, 2019	25

Flat Rock Opportunity Fund	Additional Information

December 31, 2019 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-212-596-3413, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-212-596-3413, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting the privacy of our shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about shareholders. The only information we collect from shareholders is their name, address, number of shares held and their social security number. This information is used only so that we can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized employees of the Adviser. It is our policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.
●	Service providers. We may disclose a shareholder’s personal information to companies that provide services on our behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.
●	Courts and government officials. If required by law, we may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Trustees & Officers

December 31, 2019 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Fund is c/o Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.

TRUSTEES

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert K. Grunewald (1962)*	Interested Trustee and Chief Executive Officer	Since February 2018	President and Chief Executive Officer of Flat Rock Capital Corp. (since 2017); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011-2015).	2	Flat Rock Capital Corp.
Michael L. Schwarz (1960)	Independent Trustee	Since May 2018	Partner at Woodfield Investments (since 2007). Executive Vice President, Chief Operating Officer, and Chief Financial Officer at Summit Properties (1994-2007).	2	Flat Rock Capital Corp.
R. Scott Coolidge (1955)	Independent Trustee	Since May 2018	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003–2015).	2	Flat Rock Capital Corp.

*	Mr. Grunewald is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.

(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)	The term “Fund Complex” includes the Fund and any other investment company for which Flat Rock Global provides investment advisory services.

Annual Report | December 31, 2019	27

Flat Rock Opportunity Fund	Trustees & Officers

December 31, 2019 (Unaudited)

OFFICERS

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Richard A. Petrocelli (1968)	Chief Financial Officer and Chief Compliance Officer	Since February 2018	Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Capital Corp. (since 2017); Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Global (since 2016); Chief Financial Officer, Fifth Street Finance Corp. (2014-2015); Chief Financial Officer, Fifth Street Senior Floating Rate Corp. (2014-2015); Managing Director and Chief Financial Officer of Saratoga Partners (1998-2014); Chief Financial Officer and Chief Compliance Officer of Saratoga Investment Corp (2010-2014).
Shiloh Bates (1974)	Chief Investment Officer	Since May 2018	Managing Director of Flat Rock Global (since 2018); Managing Director, Benefit Street Partners (2016-2018); Managing Director, BDCA Adviser (2012-2016).

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

28	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

Item 2.   Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers to the provisions of the code of ethics were granted.  On February 25, 2020, the Fund’s Board of Trustees adopted a revised code of ethics, which is attached as an exhibit to this report.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Michael L. Schwarz as the Fund's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Mr. Schwarz is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended December 31, 2018 and December 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $35,000 and $35,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2018 and December 31, 2019, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended December 31, 2018 and December 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 and $10,000. The tax fees for fiscal years 2018 and 2019 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended December 31, 2018 and December 31, 2019, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Fund and the Fund’s investment adviser for the fiscal years ended December 31, 2018 and December 31, 2019 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6.   Investments.

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this report.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Opportunity Fund

Proxy Voting Policies and Procedures

Flat Rock Opportunity Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. (The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, New York 10019.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)       Registrant’s Portfolio Managers as of December 31, 2019 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since February 2018	President and CEO, Flat Rock Capital Corp.; CEO, Flat Rock Global; President and CIO, Business Development Corp. of America
Richard A. Petrocelli	Portfolio Manager	Since February 2018	COO and CFO, Flat Rock Capital Corp. and Flat Rock Global; Managing Director and CFO, Saratoga Partners; CFO and CCO of Saratoga Investment Corp.
Shiloh Bates	Portfolio Manager	Since May 2018	Managing Director, Flat Rock Global; Managing Director, Business Development Corporation of America and Benefit Street Partners.

(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2019:

Messrs. Richard Petrocelli and Robert Grunewald also provide investment advisory services for Flat Rock Capital Corp, an investment company that has elected to be regulated as a business development company, that had approximately total assets of approximately $105.3 million as of December 31, 2019 and with respect to which the advisory fee is performance based.

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global, including Flat Rock Capital Corp. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients.

(a)(3) Portfolio Manager compensation as of December 31, 2019:

Mr. Shiloh Bates is the Chief Investment Officer of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His Compensation has been determined to include a fixed salary, in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

The Adviser Investment Committee is comprised of Messrs. Richard Petrocelli and Robert Grunewald. Each holds an equity ownership interest in the Adviser and compensation is determined by the Adviser’s Compensation Committee. Their compensation has been determined to include a fixed salary, in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, AUM and revenues.

(a)(4) Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2019:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Richard A. Petrocelli	100,001 - $500,000
Shiloh Bates	100,001 - $500,000
(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000
(2)	Beneficial ownership has been determined in accordance with Rule 15a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).
(3)	The dollar range of equity beneficially owned is based on the initial offering price of $20.00 per share.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the most recent fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Richard A. Petrocelli
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 6, 2020

By:	/s/Richard A. Petrocelli
Richard A. Petrocelli
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	March 6, 2020